SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                January 26, 2006


                       GREEN PLAINS RENEWABLE ENERGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Iowa
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                 (State or other jurisdiction of incorporation)

           333-121321                                   84-1652107
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    (Commission file number)                (IRS employer identification no.)

         9635 Irvine Bay Court, Las Vegas, Nevada           89147
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         (Address of principal executive offices)         (Zip code)


                                 (702) 524-8928
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              (Registrant's telephone number, including area code)



                   This document contains a total of 2 pages.

Item 1.01 Entry Into a Material Definitive Agreement

         The site of the dry-mill ethanol production facility we propose to build near Shenandoah, Iowa (the "Plant") lies adjacent to the lines of the BNSF Railway Company (BNSF). However, the spur (the "SPUR") on which the plant will be located is currently closed and needs to be upgraded to meet HAZMAT (Hazardous Materials) standards. Approximately 20 miles of the spur will need to be upgraded. On January 26, 2006, we entered into an Allowance Contract (the "Allowance Agreement") with BNSF to renovate and maintain approximately 20 miles of track on the SPUR.

         In the Allowance Agreement, we have undertaken to fund an estimated $3.5 million for the SPUR renovation. Said amount was paid by GPRE to BNSF on the day the Allowance Agreement was entered into. The renovation work is to be done by BNSF, and BNSF will own, operate and maintain the SPUR, as long as GPRE meets certain annual volume thresholds (cars placed on the rail) as outlined in the Allowance Agreement. We are entitled to receive refund payments from BNSF to reimburse us for this expense, but only to the extent that our usage of the line meets the annual volume thresholds. There can be no assurance that our usage will meet the annual volume thresholds or that we will be reimbursed for all or any part of the renovation costs. In the future, if there is any additional, major, renovation needed to be done to the SPUR, it shall be GPRE's responsibility to pay for any such additional, major, renovation.

         The Allowance Agreement is for a term expiring on September 14, 2015.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         Reference is made to Item 1.01, which disclosure is herein incorporated by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GREEN PLAINS RENEWABLE ENERGY, INC.



Date: January 30, 2006                    By     /s/ Barry A. Ellsworth
                                             -----------------------------------
                                             Barry A. Ellsworth
                                             President
                                             (Principal Executive Officer)

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